ALPINE SMALL CAP FUND
A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED MAY 16, 2017
TO THE PROSPECTUS DATED FEBRUARY 28, 2017 AND THE
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017

The following language replaces the section of the Summary Prospectus titled “Management – Portfolio Managers”:

Portfolio Manager

Sarah Hunt, Portfolio Manager of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since May 16, 2017. Effective immediately, Mr. Michael Smith is no longer a portfolio manager of the Fund.

Please retain this Supplement for future reference.